UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 11, 2026

Vertical Data Inc.

(Exact name of Registrant as specified in its charter)

Nevada	000-56812	99-2841705
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1980 Festival Plaza Drive, Suite 300

Las Vegas, Nevada 89135

(Address of Principal Executive Offices)

(888) 462-3453

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Securities registered pursuant to Section 12(g) of the Act: Common Stock, par value $0.0001 par value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 11, 2026, Vertical Data Inc. (the “Company”) completed the closing of a private placement (the “Offering”) of an aggregate of 1,373,152 shares of its common stock, par value $0.0001 per share (the “Shares”), at a purchase price of $3.00 per share, for aggregate gross proceeds of $4,119,456. The Shares were sold pursuant to subscription agreements between the Company and the purchasers (the “Subscription Agreement”). The Offering was non-brokered and no underwriting discounts or commissions were paid.

The Company intends to use the net proceeds of the Offering for general corporate purposes and working capital.

The Shares were offered and sold to “accredited investors,” as defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and to persons who are not “U.S. Persons,” as defined in Rule 902 of Regulation S under the Securities Act, in reliance on the exemptions from registration provided by Section 4(a)(2) of the Securities Act, Rule 506 of Regulation D promulgated thereunder and Regulation S under the Securities Act. Each purchaser made customary representations to the Company regarding its status and investment intent. The Shares are restricted securities and may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from registration. The Company has agreed to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement covering the resale of the Shares within 90 days of the closing.

The foregoing summary of the Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Subscription Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Based in part upon the representations of the investors in the Subscription Agreements, the offering and sale of the Shares in the Offering is being conducted pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act, Rule 506(b) promulgated thereunder and/or Regulation S under the Securities Act.

Item 7.01. Regulation FD Disclosure.

On August 12, 2026, the Company issued a press release announcing the closing of the Offering. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Subscription Agreement
99.1	Press Release of Vertical Data Inc. dated August 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2026

VERTICAL DATA INC.

	By:	/s/ Deven Soni
	Name:	Deven Soni
	Title:	Chairman and Chief Executive Officer